UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 14, 2004

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	1-143	38-0572515

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

     The following charts were furnished to securities analysts in connection with General Motors Corporation’s (GM) earnings release this morning, Thursday, October 14, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)

Date: October 14, 2004	By:	/s/PETER R. BIBLE. (Peter R. Bible, Chief Accounting Officer)

2004 Third Quarter Results In the presentation that follows and in related comments by General Motors management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "priorities/targets" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increases for fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management. GM is recording the remarks and visuals presented today which are copyrighted by GM and may not be reproduced, transcribed, or distributed in any way without the express written consent of General Motors. Therefore, this conference may not be recorded by attendees. We consider your participation to constitute your consent to being recorded today. Additionally, per Regulation G, supplemental financial disclosure is included which provides a quantitative reconciliation of non-GAAP financial disclosures addressed in the context of the following chart set to GM's GAAP financial results and provides definition around non-GAAP terminology addressed.

2004 Third Quarter Highlights $0.78 EPS (low end of guidance range), $440 million Net Income, $44.9 billion Revenue GMNA net loss driven by lower production and mix Continued GME losses require more aggressive restructuring Lower AP profit reflecting slowdown in China Third straight profitable quarter for GMLAAM Ninth consecutive quarter of GMAC earnings improvement Global market share of 15.5% (up 0.4 p.p. from Q3 '03) Market share gains in all 4 automotive regions Operating cash flow of ($0.6)B 2004 guidance decreased from $7.00 EPS to original target of $6.00 - $6.50 EPS 2

Third Quarter Results *2003 2004 2004 Fav/(Unfav) 2003 ---------------- $ Millions ----------------- GMNA $128 ($22) ($150) GME (152) (236) (84) GMLAAM (104) 27 131 GMAP 162 101 (61) Total Automotive 34 (130) (164) GMAC 630 656 26 Corporate Other (216) (86) 130 Total Net Income 448 440 (8) EPS (excl. special items) 0.80 0.78 (0.02) Worldwide Production (000) 1,893 1,947 54 Global Market Share 15.1% 15.5% 0.4 p.p. 3 * Net Income excluding Hughes discontinued operation

North America Third Quarter Results 2003 2004 2004 Fav/(Unfav) 2003 ----------------- $ Millions ------------------ Pre-Tax Income $200 ($69) ($269) Net Income/(Loss) 128 (22) (150) Net Margin 0.5% (0.1%) (0.6) p.p. North America: - Production Volume (000) 1,245 1,209 (36) - Market Share 28.2% 28.5% 0.3 p.p. United States: - Industry SAAR (Mil.) 17.6 17.5 (0.1) p.p. - Market Share 28.7% 29.3% 0.6 p.p. - GM Truck Sales as % of Total 59.2% 60.5% 1.3 p.p. - Dealer Inventory (000) 1,087 1,137 50 4

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 East 1265 1248 1205 1342 1367 West 1001 1048 904 1029 0 0 1087 0 0 0 1137 Vehicle Inventory at U.S. Dealers 5 Inventory Reduced by 230K units in Q3 '04 ------------- 2002 CY ------------- ------------- 2003 CY ------------- -------- 2004 CY --------

GMNA Vehicle Revenue Per Unit 2000 CY 2001 CY 2002 CY 2003 CY Q3 '00 Q3 '01 Q3 '02 Q3 '03 Q3 '04 Net Revenue 18095 18722 18698 18992 17984 18765 18782 18984 18339 Net Revenue Gross Revenue Less Sales Incentives Memo: Vehicle Revenue Per Unit excludes such items as impact of daily rental acctg., Service Parts, other outside sales and OnStar 6 Reported Rev/Unit 19,719 20,899 20,321 20,777 19,916 21,131 20,557 21,109 20,890 Calendar Year Third Quarter

Health care costs continue to rise nationally at a rate of 11% to 15% Although GM's trend rates remain below the national average, 2004 U.S. health care cash spending will exceed our initial outlook of $5.1 billion Expect continued increases in 2005 Prescription drug trend increases projected to exceed 15% Near double digit increases expected in Hospital, Surgical and Medical trend rates (17% increase in Medicare Part B premiums) Expect a 25 bps decline in OPEB discount rate (from 6.25% to 6.0%) U.S. Healthcare 7

US Legacy Costs (Pre-Tax - $ Bils) '02 Actual '04 F'cast F/(U) Variance OPEB Expense 3.9 4.3 (0.4) *Pension Expense 1.0 1.4 (0.4) Related Interest 0.0 1.0 (1.0) Total 4.9 6.7 (1.8) ** EPS $6.75 $9.25 ($2.50) 8 *Pension expense excludes FAS 88 of $0.2B **Impact based on '04 effective tax rate and shares outstanding

Europe Third Quarter Results 2003 2004 2004 Fav/(Unfav) 2003 ----------------- $ Millions ------------------ Pre-Tax (Loss) ($251) ($439) ($188) Net Income/(Loss) (152) (236) (84) Net Margin (2.4%) (3.4%) (1.0) p.p. Total Europe: - Production Volume (000) 393 398 5 - Industry SAAR (Mil.) 19.7 20.0 0.3 - Market Share 9.1% 9.6% 0.5 p.p. Germany: - Industry SAAR (Mil.) 3.6 3.5 (0.1) - Market Share 10.3% 10.0% (0.3) p.p. UK: Industry SAAR (Mil.) 3.0 2.9 (0.1) - Market Share 13.3% 14.2% 0.9 p.p. Saab - Global Sales (000) 29.9 28.9 (1.0) 9

GM Europe Restructuring Annual structural cost reduction target of $600M Reduction of up to 12,000 employees Emphasis on manufacturing and engineering organizations in Germany Engineering to be consolidated into one organization fully integrated into GM's worldwide engineering organization Continued strong focus on great products Special charges likely in 2005 and 2006 10

11 Latin America, Africa & Middle East Third Quarter Results 2003 2004 2004 Fav/(Unfav) 2003 ----------------- $ Millions ------------------ Pre-Tax (Loss) ($146) $45 $191 Net Income/(Loss) (104) 27 131 Net Margin (8.0%) 1.2% 9.2 p.p. Total LAAM: - Production Volume (000) - Industry SAAR (Mil.) 135 3.5 189 4.2 54 0.7 - Market Share 15.6% 17.1% 1.5 p.p. Brazil: - Industry SAAR (Mil.) 1.3 1.6 0.3 - Market Share 21.7% 21.8% 0.1 p.p. Argentina: Industry SAAR (000) 169 330 161 Market Share 15.0% 16.8% 1.8 p.p. Venezuela: Industry SAAR (000) 62 136 74 Market Share 29.4% 32.3% 2.9 p.p.

12 Asia Pacific Third Quarter Results 2003 2004 2004 Fav/(Unfav) 2003 ----------------- $ Millions ------------------ Pre-Tax (Loss) $0 ($18) ($18) Net Income/(Loss) 162 101 (61) Net Margin 11.7% 6.3% (5.4) p.p. Total Asia-Pacific: - Industry SAAR (Mil.) 15.5 16.6 1.1 - Market Share 5.0% 5.1% 0.1 p.p. China: Industry SAAR (Mil.) 4.6 4.8 0.2 Market Share 9.1% 9.3% 0.2 p.p. Australia: - Industry SAAR (Mil.) 0.9 1.0 0.1 - Market Share 20.6% 19.2% (1.4) p.p. GM- DAT: - Production 89 125 36

GMAC Third Quarter Results 13 Net Income 2003 2004 2004 Fav/(Unfav) 2003 ------------- $ Millions -------------- Financing $320 $259 ($61) Insurance 57 95 38 Mortgage 253 302 49 Total 630 656 26

GMAC Funding Outlook - Strong Liquidity Position 2004 U.S. term funding requirements essentially complete Large cash balances -- $ 24.4 billion at 9/30/04 Term debt maturities extended Many new sources of funding Whole Loan Sales Automotive Bank Lease Securitization Global Retail Program International Asset Securitizations Non-Traditional Asset Securitizations 14

Sustainable Earnings at GMAC 15 Financing Operations Improved credit experience and lease residual results offset by net margin pressure Improved profitability in International Operations Insurance Operations Strengthened underwriting performance Continued focus on cost control Potential for growth in GM Family revenue Mortgage Group Increased share of U.S. residential market Expansion of fee-based income activity International expansion

Q4'00 Q4'01 Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Net Liquidity 5.2 4.8 4.8 3.5 -0.7 0.8 1.8 2.5 1.1 4.2 6.5 -2.4 -5.5 -8.9 -7.4 -8.2 Gross Cash 13.2 13 13.3 11.8 11.5 17.3 17.6 18.2 17.3 20.6 23.7 29.3 26.9 23.5 25 24.5 Cum'l. Pension & VEBA Cont 17.3 17.3 18.7 20.1 21.5 23 24.2 16 $ Billions Gross / Net Liquidity 2 1,2 1 Cash, Mkt. Securities & ST VEBA 2 Excluding Financing Operations

17 Managerial Cash Flow Summary (Excludes GMAC) Refer to Supplemental Chart 2 for reconciliation to GAAP Operating Cash Flow a a

Priorities $6.00-$6.50 EPS Operating cash flow of $5B Grow share in all regions Regional / Sector Income Targets North America: $1,000 - $1,400M Europe: $0 -$100M LAAM: ($200M) - ($100M) Asia-Pacific: $700 - $800M GMAC: > $2,000M Other Metrics Structural cost: >$500M reduction (Auto Ops.) Capital spending of $7B Material cost reduction: 3.5% GMNA / 3.0% GME 2004 Priorities / Targets * EPS excluding any special items; at current dilution levels * 18 G R Y G G G G G G G Y Y

Supplemental Charts The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology

Reconciliation to Adjusted Net Revenue, Net Income / EPS Q3 - 2003 & 2004 S1

Reconciliation of Operating Cash Flow S2